                                                                    Exhibit 99.1


                    HARMONIC ANNOUNCES SECOND QUARTER RESULTS

              INCREASING SALES AND NEW OPTICAL AND DIGITAL PRODUCTS

SUNNYVALE, CALIF.--JULY 22, 2004--Harmonic Inc. (Nasdaq: HLIT) today announced its results for the quarter ended July 2, 2004.

For the second quarter of 2004, the Company reported net sales of $57.0 million, up from $55.1 million in the previous quarter and up from $41.7 million in the second quarter of 2003. The revenue growth reflects increased shipments to cable and satellite customers worldwide. International sales represented 44% of total sales for the second quarter of 2004, up from 33% in the previous quarter, due principally to the completion of initial customer acceptance testing for a large international project.

The Company's CS division, which designs, manufactures and markets digital headend systems for a number of markets, had divisional net sales of $33.3 million in the second quarter of 2004, up from $27.1 million in the same period of 2003. The BAN division, which designs, manufactures and markets fiber optic products primarily for broadband cable networks, had divisional net sales of $23.7 million in the second quarter of 2004, up from $14.6 million in the same period of 2003.

"We are pleased with our sales growth, our improved results from operations and our introduction of exciting new products in the second quarter," said Anthony
J. Ley, Chairman, President and Chief Executive Officer. "We saw increasing demand from our international and domestic cable customers who continue to deploy more equipment to offer video-on-demand, high-definition (HD) programming, new digital channels, cable telephony and IP services. We continued to extend our technology leadership with the introduction of new digital encoders and optical transmission systems, including the initial deployments of our new Commercial Services Solution to enable cable operators to provide broadband services to businesses, schools and government offices."

"Our satellite customers continue to expand the number of HD and digital channels, and a number of telephone companies are exploring different approaches to offer competitive digital video services. Across our different markets, we are helping customers in their plans to migrate to next-generation network transmission and video compression technologies. While the timing of customer deployments remains difficult to predict, we expect that intensifying competition among our customers, along with the ever-increasing bandwidth and technical requirements for new services, will continue to drive growing demand for our fiber optic and digital products in the second half of 2004 and beyond."

The GAAP net loss for the second quarter of 2004 was $1.8 million, or $0.02 per share, compared to a net loss of $11.7 million, or $0.19 per share, for the same period of 2003. The GAAP results for the second quarter include a credit relating to the sale of previously reserved inventory of $1.2 million. Excluding the inventory benefit described above and the effects of non-cash accounting charges for the amortization of intangibles, the non-GAAP net income for the second quarter of 2004 was $0.5 million, or $0.01 per share. This compares to a non-GAAP net loss of $6.6 million, or $0.11 per share, for the same period of 2003.

At the end of the second quarter of 2004, the Company had cash, cash equivalents and short-term investments of $92.2 million, compared to $108.4 million at the end of the first quarter. The decline in the cash position primarily reflected increases in working capital requirements, particularly in receivables, as well as approximately $4.8 million paid under a tax-sharing agreement from an acquisition completed in 2000.

Harmonic's conference call regarding its second quarter 2004 results will be held today, July 22, 2004, at 2:00 p.m. Pacific (5:00 p.m. Eastern). A listen-only broadcast of the conference call can be accessed on the Company's website at www.harmonicinc.com or by calling +1-415-908-4707 (Reservation No. 21180559). The replay will be available after 5:00 p.m. on July 22 at the same website address or by calling +1-402-977-9140 (Reservation No. 21180559).

ABOUT HARMONIC INC.

Harmonic Inc. is a leading provider of digital video, broadband optical networking and IP delivery systems to cable, satellite, telecom and broadcast network operators. Harmonic's open standards-based solutions for the headend through the last mile enable customers to develop new revenue sources and a competitive advantage by offering powerful interactive video, voice and data services such as video-on-demand, high definition digital television, telephony and Internet access.

Harmonic (Nasdaq: HLIT) is headquartered in Sunnyvale, California with R&D, sales and system integration centers worldwide. The Company's customers, including many of the world's largest communications providers, deliver services in virtually every country. Visit www.harmonicinc.com for more information.

     THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27(A) OF THE SECURITIES ACT OF 1933 AND SECTION 21(E) OF THE SECURITIES EXCHANGE ACT OF 1934, INCLUDING STATEMENTS RELATED TO OUR NEW COMMERCIAL SERVICES SOLUTIONS' ABILITY TO ENABLE CABLE OPERATORS TO PROVIDE BROADBAND SERVICES TO BUSINESSES, SCHOOLS AND GOVERNMENT OFFICES; CUSTOMER PLANS TO MIGRATE TO NEXT-GENERATION NETWORK TRANSMISSION AND VIDEO COMPRESSION TECHNOLOGIES; OUR EXPECTATION THAT INTENSIFYING COMPETITION AMONG OUR CUSTOMERS, ALONG WITH EVER-INCREASING BANDWIDTH AND TECHNICAL REQUIREMENTS FOR NEW SERVICES, WILL CONTINUE TO DRIVE GROWING DEMAND FOR OUR FIBER OPTIC AND DIGITAL PRODUCTS IN THE SECOND HALF OF 2004 AND BEYOND. OUR EXPECTATIONS AND BELIEFS REGARDING THESE MATTERS MAY NOT MATERIALIZE, AND ACTUAL RESULTS IN FUTURE PERIODS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED. THESE RISKS INCLUDE DELAYS OR DECREASES IN CAPITAL SPENDING IN THE CABLE AND SATELLITE INDUSTRY, CUSTOMER CONCENTRATION AND CONSOLIDATION, GENERAL ECONOMIC CONDITIONS, MARKET ACCEPTANCE OF NEW OR EXISTING HARMONIC PRODUCTS, LOSSES OF ONE OR MORE KEY CUSTOMERS, RISKS ASSOCIATED WITH HARMONIC'S INTERNATIONAL OPERATIONS, INVENTORY MANAGEMENT PROBLEMS, THE EFFECT OF COMPETITION, DIFFICULTIES ASSOCIATED WITH RAPID TECHNOLOGICAL CHANGES IN HARMONIC'S MARKETS, THE NEED TO INTRODUCE NEW AND ENHANCED PRODUCTS, AND RISKS ASSOCIATED WITH A CYCLICAL AND UNPREDICTABLE SALES CYCLE. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE ALSO SUBJECT TO OTHER RISKS AND UNCERTAINTIES, INCLUDING THOSE MORE FULLY DESCRIBED IN HARMONIC'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING ITS ANNUAL REPORT FILED ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, ITS QUARTERLY REPORTS ON FORM 10-Q AND ITS CURRENT REPORTS ON FORM 8-K. HARMONIC DOES NOT UNDERTAKE TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

Editor's Note: Product and company names used here are trademarks or registered trademarks of their respective companies.

                                  HARMONIC INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                              JULY 2       DECEMBER 31,
                                                               2004           2003
                                                            -----------    -----------
                                                            (UNAUDITED)
Assets
Current assets:
     Cash and cash equivalents                              $    15,353    $    41,877
     Short-term investments                                      76,847         70,720
     Accounts receivable, net                                    39,103         38,528
     Inventories                                                 30,359         22,425
     Prepaid expenses and other assets                            7,765          6,196
                                                            -----------    -----------
     Total current assets                                       169,427        179,746

Property and equipment, net                                      21,131         23,458

Intangibles and other assets                                     14,559         21,522
                                                            -----------    -----------
                                                            $   205,117    $   224,726
                                                            ===========    ===========
Liabilities and stockholders' equity Current liabilities:
     Current portion of long-term debt                      $       957    $     1,027
     Accounts payable                                            13,037         14,863
     Income taxes payable                                         6,884          6,935
     Deferred revenue                                             4,991         11,712
     Accrued liabilities                                         42,152         49,820
                                                            -----------    -----------
     Total current liabilities                                   68,021         84,357
                                                            -----------    -----------

Long-term debt, less current portion                                915            629
Accrued excess facilities costs                                  26,191         28,627
Other non-current liabilities                                     5,469          4,952
                                                            -----------    -----------
     Total liabilities                                          100,596        118,565
                                                            -----------    -----------
Stockholders' equity:
     Common stock                                             2,039,596      2,036,593
     Accumulated deficit                                     (1,934,903)    (1,930,558)
     Accumulated other comprehensive income                        (172)           126
                                                            -----------    -----------
     Total stockholders' equity                                 104,521        106,161
                                                            -----------    -----------
                                                            $   205,117    $   224,726
                                                            ===========    ===========

                                  HARMONIC INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                             THREE MONTHS ENDED        SIX MONTHS ENDED
                                           ----------------------    ---------------------
                                            JULY 2,     JUNE 27,      JULY 2,     JUNE 27,
                                             2004         2003         2004         2003
                                           ---------    ---------    ---------    ---------
Net sales                                  $  57,011    $  41,653    $ 112,117    $  78,694

Cost of sales                                 34,715       28,901       67,933       55,195
                                           ---------    ---------    ---------    ---------
Gross profit                                  22,296       12,752       44,184       23,499
                                           ---------    ---------    ---------    ---------
Operating expenses:
     Research and development                  8,311        8,431       17,161       16,934
     Selling, general and administrative      13,529       14,408       27,524       26,471
     Amortization of intangibles               1,933        1,933        3,866        3,866
                                           ---------    ---------    ---------    ---------
Total operating expenses                      23,773       24,772       48,551       47,271
                                           ---------    ---------    ---------    ---------
Loss from operations                          (1,477)     (12,020)      (4,367)     (23,772)

Interest and other income/(expense)             (191)         438          222          623
                                           ---------    ---------    ---------    ---------
Loss before income taxes                      (1,668)     (11,582)      (4,145)     (23,149)

Provision for income taxes                       100          100          200          200
                                           ---------    ---------    ---------    ---------
Net loss                                   $  (1,768)   $ (11,682)   $  (4,345)   $ (23,349)
                                           =========    =========    =========    =========
Net loss per share
     Basic                                 $   (0.02)   $   (0.19)   $   (0.06)   $   (0.39)
                                           =========    =========    =========    =========
     Diluted                               $   (0.02)   $   (0.19)   $   (0.06)   $   (0.39)
                                           =========    =========    =========    =========
Weighted average shares
     Basic                                    71,832       60,462       71,772       60,457
                                           =========    =========    =========    =========
     Diluted                                  71,832       60,462       71,772       60,457
                                           =========    =========    =========    =========

                                  HARMONIC INC.
          NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                              THREE MONTHS ENDED      SIX MONTHS ENDED
                                             --------------------    -------------------
                                             JULY 2,     JUNE 27,    JULY 2,    JUNE 27,
                                               2004        2003        2004       2003
                                             --------    --------    --------   --------
Net sales                                    $ 57,011    $ 41,653    $112,117   $ 78,694

Cost of sales                                  34,359      28,406      66,704     54,217
                                             --------    --------    --------   --------
Gross profit                                   22,652      13,247      45,413     24,477
                                             --------    --------    --------   --------
Operating expenses:
  Research and development                      8,311       8,431      17,161     16,934
  Selling, general and administrative          13,529      11,738      27,524     23,801
                                             --------    --------    --------   --------
Total operating expenses                       21,840      20,169      44,685     40,735
                                             --------    --------    --------   --------
Non-GAAP income/(loss) from operations            812      (6,922)        728    (16,258)

Interest and other income/(expense)              (191)        438         222        623
                                             --------    --------    --------   --------
Non-GAAP income/(loss) before income taxes        621      (6,484)        950    (15,635)

Provision for income taxes                        100         100         200        200
                                             --------    --------    --------   --------
Non-GAAP net income/(loss)                   $    521    $ (6,584)   $    750   $(15,835)
                                             ========    ========    ========   ========
Net loss per share
  Basic                                      $   0.01    $  (0.11)   $   0.01   $  (0.26)
                                             ========    ========    ========   ========
  Diluted                                    $   0.01    $  (0.11)   $   0.01   $  (0.26)
                                             ========    ========    ========   ========
Weighted average shares
  Basic                                        71,832      60,462      71,772     60,457
                                             ========    ========    ========   ========
  Diluted                                      72,690      60,462      72,903     60,457
                                             ========    ========    ========   ========

1. These Non-GAAP Condensed Consolidated Statements of Operations are provided to enhance overall understanding of our current financial performance and our prospects for the future. The presentation of this Non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP and is not necessarily comparable to Non-GAAP results published by other companies. A table reconciling the Non-GAAP net income/(loss) to the GAAP net loss follows below.

                                  HARMONIC INC.
                      NON-GAAP TO GAAP LOSS RECONCILIATION
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                 THREE MONTHS ENDED       SIX MONTHS ENDED
                                                --------------------    --------------------
                                                 JULY 2,    JUNE 27,    JULY 2,    JUNE 27,
                                                  2004        2003        2004        2003
                                                --------    --------    --------    --------
     Non-GAAP net income/(loss)                 $    521    $ (6,584)   $    750    $(15,835)

     Items charged to cost of sales:
     Amortization of intangibles                  (1,540)     (1,540)     (3,080)     (3,080)
     Realized margin on reserved product sold      1,184       1,045       1,851       2,102
                                                --------    --------    --------    --------
     Total of charges to cost of sales              (356)       (495)     (1,229)       (978)
                                                --------    --------    --------    --------
     Items charged to operating expenses:
     Amortization of intangibles                  (1,933)     (1,933)     (3,866)     (3,866)
     Loss on litigation settlement                  --        (2,670)       --        (2,670)
                                                --------    --------    --------    --------
     Total of charges to operating expenses       (1,933)     (4,603)     (3,866)     (6,536)
                                                --------    --------    --------    --------
     GAAP net loss                              $ (1,768)   $(11,682)   $ (4,345)   $(23,349)
                                                ========    ========    ========    ========